Exhibit 32.1

CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SunHydrogen, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended March 31, 2026 as filed with the Securities and Exchange Commission the date hereof (the “Report”), I, Timothy Young, Chief Executive Officer & Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 8, 2026	/s/ Timothy Young
Timothy Young
Chief Executive Officer & Acting Chief Financial Officer (Principal Executive and Financial Officer)